UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event Reported): June 30, 2023

Amphastar Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36509	33-0702205
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

11570 6th Street
Rancho Cucamonga, California	91730
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (909) 980-9484

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

T
Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.0001 per share	AMPH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On June 30, 2023, Amphastar Pharmaceuticals, Inc., a Delaware corporation (“Amphastar” or the “Company”) filed a Current Report on Form 8-K disclosing that on June 30, 2023, pursuant to the Asset Purchase Agreement (the “Purchase Agreement”) dated April 21, 2023 by and among Eli Lilly and Company, an Indiana corporation (“Lilly”), Amphastar, and Amphastar’s wholly-owned subsidiary, Amphastar Medication Co., LLC, the Company completed its acquisition of BAQSIMI® glucagon nasal powder (“BAQSIMI®”) and the related assets from Lilly, and assumption of certain liabilities of Lilly pursuant to the Purchase Agreement.

This amendment to the Form 8-K, or Form 8-K/A, is being filed for the purpose of satisfying Amphastar's undertaking to file the financial statements and pro forma condensed combined financial statements required in connection with the above-referenced acquisition by Item 9.01 of Form 8-K, and this Form 8-K/A should be read in conjunction with the Form 8-K. Except as set forth herein, no modifications have been made to information contained in the Form 8-K, and Amphastar has not updated any information contained therein to reflect events that have occurred since the date of the Form 8-K.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements of businesses acquired

The audited abbreviated financial statements of BAQSIMI® as of and for the years ended December 31, 2022 and 2021, together with the notes and auditor’s report thereon, are attached as Exhibit 99.1 and are incorporated by reference. The consent of Ernst & Young LLP, the independent auditors of Lilly, is attached hereto as Exhibit 23.1 to this Amendment.

The unaudited abbreviated financial statements of BAQSIMI® as of and for the three months ended March 31, 2023 and 2022, together with the notes thereto are attached as Exhibit 99.2 and are incorporated herein by reference.

(b) Pro forma financial information

The unaudited pro forma consolidated combined balance sheet for the Company and BAQSIMI® as of March 31, 2023 and unaudited pro forma consolidated combined statements of operations for the Company and BAQSIMI® for the three months ended March 31, 2023 and for the year ended December 31, 2022 that give effect to the acquisition of BAQSIMI® are attached as Exhibit 99.3 and are incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP, independent auditors

99.1	Audited abbreviated financial statements of BAQSIMI® as of and for the years ended December 31, 2022 and 2021

99.2	Unaudited abbreviated financial statements of BAQSIMI® as of and for three months ended March 31, 2023 and 2022

99.3

Unaudited pro forma consolidated combined balance sheet for the Company and BAQSIMI® as of March 31, 2023 and unaudited pro forma consolidated statements of operations for the Company and BAQSIMI® for the three months ended March 31, 2023 and for the year ended December 31, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPHASTAR PHARMACEUTICALS, INC.
Date: August 16, 2023
	By:	/S/WILLIAM J. PETERS

William J. Peters
Chief Financial Officer, Executive Vice President and Treasurer